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                                LEASE AMENDMENT

      This AMENDMENT TO LEASE is made and entered into this 27th day of Feb, 2002, by and between 1870 ASSOCIATES, INC. ("Landlord") and ATLANTIS PLASTIC FILMS, INC. (Successor by name change to National Poly Products, Inc., ("Tenant")

                                  WITNESSETH:

      WHEREAS Euram/1870 Exchange Associates and National Poly Products, Inc. entered into a certain Lease dated April 1, 1992 ("Lease") consisting of 9,247 rentable square feet, known as Suite 2000 ("Premises"), located in 1870 The Exchange, Atlanta, Georgia and further amended by the First Extension executed on May 14, 1997, and amended on April 01, 2001 to include suite 275, consisting of 7,206 square feet. The revised total is 10,453 square feet.

      NOW, THEREFORE, in consideration of the mutual promises of the parties and in consideration of the sum of Ten Dollars ($10.00) paid by each party to the other, sufficiency of which is hereby acknowledged; Landlord and Tenant hereby amend the Lease as follows:

1.    Premises will be expanded to include Suite 270 consisting of 983 SF.

2. The Term of the Lease for Suite 200 & 275, in addition to the expanded suite 270, shall be extended for an additional 5 years commencing on the later of June 1, 2002 or the date that the Tenant Work is completed, and will terminate on May 31, 2007. If the commencement date is later than June 1, 2002, the rent for shall be prorated accordingly.

3. The Fixed Minimum Rent Schedule for Suite 200, 270 and 275, combined for a total of 11,436 rentable square feet, shall be as follows:

                    Term               PSF     Monthly        Annual
                    ----               ---     -------        ------
          June 1, 2002-May 31, 2003    $13.50  $12,865.50    $154,386.00
          June 1, 2003-May 31, 2004    $13.91  $13,256.23    $159,074.76
          June 1, 2004-May 31, 2005    $14.32  $13,646.96    $163,763.52
          June 1, 2005-May 31, 2006    $14.75  $14,056.75    $168,681.00
          June 1, 2006-May 31, 2007    $15.19  $14,476.07    $173,712.84

4. Landlord will provide a Tenant Improvement Allowance consisting of the following items at the Landlord's expense:

      Suite 200
            New carpet and cove base installed throughout entire Suite Repaint entire Suite 200 including door frames
            Replace all damaged ceiling tiles throughout Suite 200

      Suite 270
            Demo all existing office walls in Suite 270
            Create 2 doorways between Suite 275 and 270
            Build new walls for Computer Room as outlined in attached drawing
              (Exhibit A)
            Prepare walls for painting and paint entire Suite 270
            Carpet office area of Suite 270

      Suite 275
            No Landlord work to occur other than creating 2 doorways into
              Suite 270

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5. Tenant shall be given two 5-year options to renew at the then market rate upon giving (6) months written notice to Landlord of intention to renew.

6. Tenant shall have the First Right of Refusal for all spaces on the balance of the second floor, subject only to any existing tenant's rights.

      All other terms and conditions of the Lease shall remain unchanged, and in full form and effect, and are hereby ratified and reaffirmed by the parties herein.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Lease to be executed on the date first above written.

                                        LANDLORD:
                                        1870 Associates, Inc.

/s/                                     By:     /s/
---------------------                          --------------------------

                                        Title:  President
                                               --------------------------

                                        TENANT:
                                        Atlantis Plastic Films, Inc.

/s/                                     By:     /s/ Robert W. Hess
---------------------                          --------------------------
      Witness
                                        Title:  VP Human Resources
                                               --------------------------